SALES-TYPE LEASES	12 Months Ended
Sep. 30, 2013
Leases, Capital [Abstract]
Sale Leaseback Transaction Disclosure [Text Block]
NOTE 9. SALES-TYPE LEASES

The components of the net investment in sales-type leases are as follows as of September 30, 2013 and 2012. The implicit interest rate is 6.65% per annum.

	As of September 30, 2013	As of September 30, 2012
	US$(’000)	US$(’000)
Future minimum lease payments receivable	$-	$1,502
Unguaranteed residual values	-	91
Unearned income	-	(50)
Net investment in sales-type leases	-	1,543
Less: current portion	-	1,210
Net investment in sales-type leases, less current portion	$-	$333

For the year ended September 30, 2013, the Company has written off a balance of US$1,443,466 net investment in sales-type leases and charged to loss of net investment in sales-type leases because net investment in sales-type leases were non-collectable.

There was no loss of net investment in sales-type leases for the years ended September 30, 2012 and 2011, respectively.